Exhibit 99.3

Computer Associates International, Inc.

Audit and Compliance Committee Charter

General

The purpose of this Charter is to set forth the composition, authority and responsibilities of the Audit and Compliance Committee of the Board of Directors of Computer Associates International, Inc.

Composition

The members of the Committee shall be designated by the Board, on the recommendation of the Corporate Governance Committee of the Board, in accordance with the Company’s By-laws. One member of the Committee shall be designated Chair of the Committee.

The Committee shall consist of at least three members, all of whom shall meet the independence and experience requirements of the New York Stock Exchange, the Securities Exchange Act of 1934, and the regulations of the Securities and Exchange Commission. In addition, at least one member of the Committee shall be an “audit committee financial expert,” as that term is defined in the Commission’s regulations. No member of the Committee may simultaneously serve on the audit committees of more than two other publicly traded companies.

Authority and Responsibilities

General. The general purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities with respect to (1) the integrity of the Company’s financial statements and internal controls, (2) the qualifications and independence of the Company’s independent auditor, (3) the performance of the Company’s internal audit function and independent auditor, and (4) the Company’s compliance with legal and regulatory requirements, including those relating to accounting and financial reporting, and ethical obligations. To carry out this purpose, the Committee must serve as a focal point for communication among the Board, the independent auditor, the Company’s internal audit department, the Company’s compliance function, and the Company’s management, as their respective duties relate to accounting, financial reporting, internal controls, and compliance. In particular, the independent auditor, members of the internal audit department, the Controller, the Chief Accounting Officer, the Chief Financial Officer, the General Counsel and the Chief Compliance Officer shall have unrestricted access to the Committee or its members, other directors or the entire Board, as needed.

Financial Statement and Disclosure Matters. The Committee shall:

1.	Meet to review and discuss with management and the independent auditor the Company’s annual audited financial statements and other financial data to be included in the Company’s Annual Reports on Form 10-K, including reviewing the specific disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the results of the independent auditor’s audit of such financial statements, and recommending to the Board whether the audited financial statements should be included in the Form 10-K Reports.

2.	Meet to review and discuss with management and the independent auditor the Company’s quarterly financial statements and other financial data to be included in the Company’s Quarterly Reports on Form 10-Q, including reviewing the specific disclosures made in “Management’s Discussion and Analysis,” and the results of the independent auditor’s review of such financial statements.

3.	Review and discuss with management and the independent auditor the following: any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects on the financial statements of alternative methods under generally accepted accounting principles; any major issues as to the adequacy of the Company’s internal controls, and any steps adopted in light of any material control deficiencies; and management’s annual evaluation of internal controls over financial reporting and quarterly evaluation of any material changes in such controls, and the independent auditor’s attestation report on management’s annual assessment.

4.	Review and discuss in a timely manner (but at least annually) reports from the independent auditor regarding:

a.	All critical accounting policies and practices to be used.

b.	All alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative treatments and related disclosures, and the treatment preferred by the independent auditor.

c.	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted audit differences.

5.	Generally review and discuss with management the type and presentation of information to be disclosed in the Company’s earnings press releases, including the use of pro forma or “adjusted” non-GAAP information, as well as the type and presentation of financial information and earnings guidance to be provided to analysts and rating agencies; such discussions may be of a general nature and need not cover the specific information and/or presentations to be given.

6.	Review and discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and risk management are undertaken.

8.	Discuss with the independent auditor the matters required to be discussed under American Institute of Certified Public Accountants Statement on Auditing Standards No. 61, “Communications with Audit Committees,” relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.	Review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer in connection with their certification process for Form 10-K and Form 10-Q Reports regarding any significant deficiencies or material weaknesses in the design or operation of internal controls, or any fraud involving management or other employees having a significant role in the Company’s internal controls.

Oversight of Independent Auditor. The Committee shall have the sole authority to appoint or replace the independent auditor; provided, however, that this shall not preclude seeking shareholder ratification of such appointment. In considering the appointment of the independent auditor, the Committee shall consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis. The Committee shall be directly responsible for the compensation and oversight of the independent auditor (including the resolution of any disagreements between management and the independent auditor). The independent auditor shall report directly to the Committee.

The Committee is also required to pre-approve all audit, audit-related and permitted non-audit services to be rendered for the Company by the independent auditor (including the fees and other terms on which such services are to be rendered), subject to any exceptions permitted under the Exchange Act or the Commission’s regulations.

In addition, the Committee shall:

1.	Review and evaluate the lead partner of the independent auditor team.

2.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company.

3.	Evaluate and report to the Board on its conclusions as to the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and the internal audit department.

4.	Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, as required by law.

5.	Establish policies regarding the Company’s hiring of employees or former employees of the independent auditor.

6.	Meet with the independent auditor to discuss the planning and staffing of the audit, including the attestation report relating to internal controls over financial reporting.

Oversight of Internal Audit Department. The Committee shall engage in general oversight with respect to the internal audit department, which shall report directly to both the Committee and the Company’s General Counsel. In addition, the Committee shall:

1.	Monitor and examine the organization and performance of the internal audit department.

2.	Review significant reports to management prepared by the internal audit department, and management’s responses.

3.	Discuss with the independent auditor and management the responsibilities, budget and staffing of the internal audit department and the scope of the internal audit.

Compliance Oversight Responsibilities. The Committee shall assist the Board in fulfilling its oversight responsibilities with respect to the Company’s compliance with legal and regulatory requirements, including those relating to accounting and financial reporting. In particular (and in addition to the compliance oversight responsibilities set forth elsewhere in this Charter), the Committee shall:

1.	Oversee the activities of the Company’s Chief Compliance Officer, who shall be a senior-level officer of the Company reporting directly to both the Committee and the Company’s General Counsel.

2.	Monitor and examine the compliance functions within the Company’s finance and legal departments, including compliance with agreements between the Company and governmental agencies other than routine agreements entered into in the ordinary course of business relating to the sale of products or services to governmental agencies.

3.	Oversee the adoption and maintenance of procedures to ensure that all inquiries raised by government entities, or by stockholders, customers, suppliers and employees, regarding compliance and ethics matters receive prompt review by or under the authority of the Chief Compliance Officer, including, as appropriate, the reporting of such matters to the Committee and the Board.

4.	Oversee the establishment and maintenance of a comprehensive compliance and ethics program, including an ethics and compliance training program for all employees, designed to minimize the possibility of violations of the federal securities and other laws by the Company.

5.	Oversee the establishment and maintenance of a written plan designed to ensure the improvement and ongoing effectiveness of communications with all governmental agencies engaged in inquiries or investigations of the Company, which plan shall provide for (a) regular reporting by management and outside and internal counsel to the Committee and, as appropriate, the Board regarding communications with such government agencies, including providing to the Committee copies of all written communications to and from such agencies; (b) complete and prompt access for such agencies to the Company and its management; (c) meetings between such agencies and the Board or its Committees, upon the request of such agencies; and (d) employee training designed to improve communication and cooperation with such agencies.

6.	Monitor the process for communicating to employees the Company’s Code of Ethics and the importance of compliance therewith, including (a) the maintenance and periodic review of the Code; (b) the maintenance and periodic review of procedures for the receipt, retention and proper treatment of complaints regarding accounting, internal controls or auditing matters, which procedures shall include provisions for the confidential, anonymous submission by employees of reports or complaints concerning potential violations of law or other misconduct and concerns regarding accounting, auditing or internal control matters; and (c) assuring employees that no retaliation or other negative action will be taken against any employee because he or she submits any such report or complaint.

7.	Obtain acknowledgement from the independent auditor that it will inform the Committee if the independent auditor detects or becomes aware of any illegal act and will provide a report to the Committee if the independent auditor reaches the conclusions specified in Section 10A of the Securities Exchange Act of 1934, as amended, with respect to such illegal acts (and to the Board, if required by Section 10A).

Committee Report. The Committee shall review and approve the audit committee report required by the Commission’s rules to be included in the Company’s proxy statements. This report shall also be posted on the Company’s website and shall describe the Company’s compliance with the Deferred Prosecution Agreement dated September 22, 2004 between the Company and the United States Attorney’s Office for the Eastern District of New York and the Final Consent Judgment of Permanent Injunction, entered September 28, 2004 in the United States District Court for the Eastern District of New York, in Securities and Exchange Commission v. Computer Associates International, Inc., including the Company’s implementation of the recommendations of the Independent Examiner referred to in such Agreement and Consent Judgment regarding corporate compliance and ethics programs.

Delegation of Authority

The Committee may delegate authority to one or more members or subcommittees when deemed appropriate, provided that the actions of any such members or subcommittees shall be reported to the full Committee no later than at its next scheduled meeting.

Counsel and Other Advisors; Company Funding Obligations

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal counsel, or accounting or other advisors, to assist the Committee in carrying out its responsibilities. The Company shall provide for appropriate funding, as determined by the Committee, to pay the independent auditor, or to pay any such counsel or other advisors retained by the Committee.

Meetings; Executive Sessions

The Committee shall meet as often as it deems necessary, but no less frequently than quarterly. The Committee shall meet periodically and separately with management, the internal auditors and the independent auditor. In addition, the Committee may request any officer or other employee of the Company, counsel to the Company, or any representative of the independent auditor, to meet with the Committee, with one or more members of the Committee, or with counsel or another advisor to the Committee. Meeting agendas will be prepared and provided in advance to the Committee, together with appropriate briefing materials.

Reports to the Board; Minutes

The Committee shall make regular reports to the Board regarding the Committee’s activities, including issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditor, and the performance of the internal audit function. Minutes of the meetings and other actions of the Committee shall be prepared and submitted for approval by the Committee and shall be furnished to the Board at regular intervals.

Committee Self-Assessment

The Committee shall conduct an annual self-assessment of its performance with respect to its purposes and the authority and responsibilities set forth in this Charter. The results of the self-assessment shall be reported to the Board.

Committee Charter

This Charter shall be subject to review and approval by the Board. The Committee shall review this Charter annually and adopt any changes deemed appropriate, subject to approval by the Board.

Limitation of Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, the fundamental responsibility for the Company’s financial statements and disclosures rests with the Company’s management.

Adopted by the Audit Committee: January 24, 2005
Approved by the Board of Directors: February 1, 2005